UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2009

JINGWEI INTERNATIONAL LIMITED.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557 (Commission File Number)	20-1970137 (IRS Employer Identification No.)

Room 701-702, Building14, Keji C. Rd.,2nd,Software Park,
 Nanshan District,
Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+86 1085251198

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective July 31, 2009 (the “Effective Date”), Jingwei International Limited (the “Company”) and its wholly owned subsidiary, Shenzhen Xinguochuang Information Technology Co., Ltd. (“SXIT”), entered into an acquisition agreement (the “Agreement”) with Shenzhen Newway Digital S&T Co., Ltd., a company organized under the laws of the People’s Republic of China (“Newway”).  Pursuant to the Agreement, SXIT is acquiring the value-added service and channel sales business of Newway (the “Business”) for cash and shares of the Company in the amounts set forth below.  The value-added services include WAP (Wireless Application Protocol), IVR (Interactive Voice Response), game downloads, Color Ring and SMS (Short Messaging Service).

The total amount of the cash consideration for the acquisition of the Business is RMB 22,500,000, of which RMB 10,000,000 shall be paid within one month of the Effective Date and RMB 12,500,000 shall be paid within three months of the Effective Date. The remaining RMB 22,500,000 shall be paid in shares with a par value at $1.00 per share, provided that sales revenue from the Business is not less than RMB 30,000,000 and net income from the Business is not less than RMB 15,000,000 for the fiscal year ending June 30, 2010 and sales revenue from the Business is not less than RMB 40,000,000 and net income from the Business is not less than RMB 15,000,000 for the fiscal year ending June 30, 2011.  If the net income from the Business is more than RMB 10,000,000 but less than RMB 15,000,000 for the fiscal year ending June 30, 2010, then the number of the shares to be granted shall be reduced by half. If the net income from the Business is more than RMB 8,000,000 but less than RMB 10,000,000 for the fiscal year ending June 30, 2010, then no shares will be granted.  If the net income from the Business is less than RMB 8,000,000, no shares will be granted and Newway shall return RMB 6,250,000 in cash to SXIT before September 30, 2010.

The source of the cash to be used for the purchase of the Business will be from working capital of the Company.

Item 8.01  Other Events.

On August 6, 2009, the Company issued a press release announcing that it has signed and completed the acquisition of value-added service and channel sales business of Newway. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

2.1	Acquisition Agreement dated July 31, 2009 among Shenzhen Newway Digital S&T Co., Ltd., Shenzhen Xinguochuang Information Technology Co. Ltd and Jingwei International Limited

99.1	Press Release dated August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Regis Kwong
Name: Regis Kwong
Title: Chief Executive Officer

Dated: August 6, 2009